Financial Data
AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts

Unaudited	Three Months Ended	Twelve Months Ended

12/31/05	12/31/04	% Chg	12/31/05	12/31/04	% Chg

Operating Revenues
Voice	$5,048	$5,092	-0.9%	$20,037	$20,796	-3.6%
Data	4,134	2,877	43.7%	12,964	10,984	18.0%
Long-distance voice	2,192	868	-	4,964	3,297	50.6%
Directory advertising	930	963	-3.4%	3,786	3,832	-1.2%
Other	662	487	35.9%	2,111	1,878	12.4%

Total Operating Revenues	12,966	10,287	26.0%	43,862	40,787	7.5%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	6,014	4,613	30.4%	19,190	17,515	9.6%

Selling, general and administrative	3,614	2,563	41.0%	10,861	9,807	10.7%

Depreciation and amortization	2,206	1,864	18.3%	7,643	7,564	1.0%

Total Operating Expenses	11,834	9,040	30.9%	37,694	34,886	8.0%

Operating Income	1,132	1,247	-9.2%	6,168	5,901	4.5%

Interest Expense	405	318	27.4%	1,456	1,023	42.3%

Interest Income	92	116	-20.7%	383	492	-22.2%

Equity in Net Income (Loss) of Affiliates	267	(298)	-	609	873	-30.2%

Other Income (Expense) - Net	3	60	-95.0%	14	922	-98.5%

Income Before Income Taxes	1,089	807	34.9%	5,718	7,165	-20.2%

Income Tax (Benefit)	(566)	119	-	932	2,186	-57.4%

Income From Continuing Operations	1,655	688	-	4,786	4,979	-3.9%

Income From Discontinued Operations, net of tax	-	-	-	-	908	-

Net Income	$1,655	$688	-	$4,786	$5,887	-18.7%

Basic Earnings Per Share:
Income from Continuing Operations	$0.46	$0.21	-	$1.42	$1.50	-5.3%
Net Income	$0.46	$0.21	-	$1.42	$1.78	-20.2%
Weighted Average Common
Shares Outstanding (000,000)	3,569	3,307	7.9%	3,368	3,310	1.8%
Diluted Earnings Per Share:
Income from Continuing Operations	$0.46	$0.21	-	$1.42	$1.50	-5.3%
Net Income	$0.46	$0.21	-	$1.42	$1.77	-19.8%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	3,580	3,317	7.9%	3,379	3,322	1.7%

Financial Data
AT&T Inc.
Statements of Segment Income
Dollars in millions

Unaudited
Three Months Ended	Twelve Months Ended

Wireline	12/31/05	12/31/04	% Ch	g	12/31/05	12/31/04	% Ch	g

Segment Operating Revenues
Voice	$4,915	$5,092	-3.5%	$19,904	$20,796	-4.3%
Data	3,100	2,877	7.8%	11,930	10,984	8.6%
Long-distance voice	984	868	13.4%	3,756	3,297	13.9%
Other	428	469	-8.7%	1,855	1,810	2.5%

Total Segment Operating Revenues	9,427	9,306	1.3%	37,445	36,887	1.5%

Segment Operating Expenses
Cost of sales	4,396	4,401	-0.1%	16,814	16,603	1.3%

Selling, general and administrative
Selling	1,764	1,807	-2.4%	6,538	6,747	-3.1%
General and administrative	1,017	620	64.0%	2,967	2,459	20.7%

Selling, general and administrative	2,781	2,427	14.6%	9,505	9,206	3.2%

Depreciation and amortization	1,766	1,836	-3.8%	7,121	7,454	-4.5%

Total Segment Operating Expenses	8,943	8,664	3.2%	33,440	33,263	0.5%

Segment Income	$484	$642	-24.6%	$4,005	$3,624	10.5%

AT&T Corp. *

Segment Operating Revenues
Voice	$361	$-	-	$361	$-	-
Data	1,129	-	-	1,129	-	-
Long-distance voice	1,208	-	-	1,208	-	-
Other	189	-	-	189	-	-

Total Segment Operating Revenues	2,887	-	-	2,887	-	-

Segment Operating Expenses
Cost of sales	1,686	-	-	1,686	-	-

Selling, general and administrative
Selling	587	-	-	587	-	-
General and administrative	82	-	-	82	-	-

Selling, general and administrative	669	-	-	669	-	-

Depreciation and amortization	414	-	-	414	-	-

Total Segment Operating Expenses	2,769	-	-	2,769	-	-

Segment Operating Income	118	-	-	118	-	-

Equity in Net Income of Affiliates	2	-	-	2	-	-

Segment Income	$120	$-	-	$120	$-	-

* Reflects 100% of results from AT&T Corp. following the November 18, 2005 acquisition

Cingular**

Segment Operating Revenues
Service revenues	$7,779	$6,313	23.2%	$30,638	$17,602	74.1%
Equipment sales	1,070	806	32.8%	3,795	1,963	93.3%

Total Segment Operating Revenues	8,849	7,119	24.3%	34,433	19,565	76.0%

Segment Operating Expenses
Cost of services and equipment sales	3,758	2,939	27.9%	14,387	7,611	89.0%
Selling, general and administrative	2,812	2,947	-4.6%	11,647	7,349	58.5%
Depreciation and amortization	1,730	1,386	24.8%	6,575	3,077	-

Total Segment Operating Expenses	8,300	7,272	14.1%	32,609	18,037	80.8%

Segment Operating Income (Loss)	549	(153)	-	1,824	1,528	19.4%

Other Income (Expense) - Net	(297)	(404)	26.5%	(1,293)	(1,385)	6.6%

Segment Income (Loss)	$252	$(557)	-	$531	$143	-

** Results reflect 100% of Cingular Wireless’ actual results

Directory

Segment Operating Revenues	$928	$953	-2.6%	$3,714	$3,759	-1.2%

Segment Operating Expenses
Cost of sales	277	258	7.4%	1,103	1,022	7.9%

Selling, general and administrative
Selling	46	82	-43.9%	238	235	1.3%
General and administrative	91	93	-2.2%	374	387	-3.4%

Selling, general and administrative	137	175	-21.7%	612	622	-1.6%

Depreciation and amortization	1	2	-50.0%	5	9	-44.4%

Total Segment Operating Expenses	415	435	-4.6%	1,720	1,653	4.1%

Segment Operating Income	513	518	-1.0%	1,994	2,106	-5.3%

Equity in Net Income (Loss) of Affiliates	(4)	-	-	(5)	-	-

Segment Income	$509	$518	-1.7%	$1,989	$2,106	-5.6%

International

Segment Operating Revenues	$2	$5	-60.0%	$10	$22	-54.5%

Segment Operating Expenses	15	12	25.0%	28	31	-9.7%

Segment Operating Loss	(13)	(7)	-85.7%	(18)	(9)	-

Equity in Net Income of Affiliates	148	99	49.5%	395	812	-51.4%

Segment Income	$135	$92	46.7%	$377	$803	-53.1%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts	12/31/05	12/31/04

Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,224	$760
Accounts receivable - net of allowances for
uncollectibles of $1,176 and $1,001	9,351	6,901
Prepaid expenses	1,029	746
Deferred income taxes	2,011	566
Other current assets	1,039	989

Total current assets	14,654	9,962

Property, plant and equipment - at cost	149,238	136,177
Less: accumulated depreciation and amortization	90,511	86,131

Property, Plant and Equipment - Net	58,727	50,046

Goodwill	14,055	1,625
Investments in Equity Affiliates	2,031	1,798
Investments in and Advances to Cingular Wireless	31,404	33,687
Other Assets	24,761	13,147

Total Assets	$145,632	$110,265

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$4,455	$5,734
Accounts payable and accrued liabilities	17,088	11,459
Accrued taxes	2,586	1,787
Dividends payable	1,289	1,065
Liabilities of discontinued operations	-	310

Total current liabilities	25,418	20,355

Long-Term Debt	26,115	21,231

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	15,713	15,621
Postemployment benefit obligation	18,133	9,076
Unamortized investment tax credits	209	188
Other noncurrent liabilities	5,354	3,290

Total deferred credits and other noncurrent liabilities	39,409	28,175

Stockholders' Equity
Common shares issued ($1 par value)	4,065	3,433
Capital in excess of par value	27,499	13,350
Retained earnings	29,106	28,806
Treasury shares (at cost)	(5,406)	(4,535)
Additional minimum pension liability adjustment	(218)	(190)
Accumulated other comprehensive income	(356)	(360)

Total stockholders' equity	54,690	40,504

Total Liabilities and Stockholders' Equity	$145,632	$110,265

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivlents
Unaudited	Twelve Months Ended
12/31/05	12/31/04	12/31/03

Operating Activities
Net income	$4,786	$5,887	$8,505
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	7,643	7,564	7,870
Undistributed earnings from investments in equity affiliates	(451)	(542)	(965)
Provision for uncollectible accounts	744	761	846
Amortization of investment tax credits	(21)	(32)	(24)
Deferred income tax (benefit) expense	(658)	646	3,446
Net gain on sales of investments	(135)	(939)	(1,775)
Extraordinary item, net of tax	-	-	7
Cumulative effect of accounting changes, net of tax	-	-	(2,541)
Income from discontinued operations, net of tax	-	(908)	(112)
Retirement benefit funding	-	(2,232)	(1,645)
Changes in operating assets and liabilities:
Accounts receivable	(94)	282	(2,121)
Other current assets	34	(102)	(14)
Accounts payable and accrued liabilities	84	414	2,293
Stock-based compensation tax benefit	(3)	(5)	(1)
Other - net	1,045	156	(363)

Total adjustments	8,188	5,063	4,901

Net Cash Provided by Operating Activities	12,974	10,950	13,406

Investing Activities
Construction and capital expenditures	(5,576)	(5,099)	(5,219)
Receipts from (investments in) affiliates - net	2,436	(22,660)	-
Purchases of held-to-maturity securities	-	(135)	(710)
Maturities of held-to-maturity securities	99	499	248
Dispositions	526	6,672	3,020
Acquisitions, net of cash acquired	1,504	(74)	(8)
Proceeds from note repayment	37	50	-
Purchase of other investments	-	-	(436)

Net Cash Used in Investing Activities	(974)	(20,747)	(3,105)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(4,119)	3,398	(78)
Repayment of other short-term borrowings	-	-	(1,070)
Issuance of long-term debt	1,973	6,461	-
Repayment of long-term debt	(2,682)	(881)	(3,148)
Purchase of treasury shares	(1,843)	(448)	(490)
Issuance of treasury shares	432	216	102
Repurchase of preferred shares of subsidiaries	(728)	-	-
Dividends paid	(4,256)	(4,141)	(4,539)
Stock-based compensation tax benefit	3	5	1
Other	(6)	-	-

Net Cash (Used in) Provided by Financing Activities	(11,226)	4,610	(9,222)

Net increase (decrease) in cash and cash equivalents
from continuing operations	774	(5,187)	1,079

Net increase (decrease) in cash and cash equivalents
from discontinued operations	(310)	1,141	156

Net increase (decrease) in cash and cash equivalents	464	(4,046)	1,235

Cash and cash equivalents beginning of year	760	4,806	3,571

Cash and Cash Equivalents End of Year	$1,224	$760	$4,806

Financial Data

AT&T Inc.
Supplementary Operating Data

Unaudited	Three Months Ended	Twelve Months Ended
12/31/05	12/31/04	12/31/05	12/31/04

Wireline Segment
Switched Access Lines (000)
Retail Consumer - Primary			22,793	23,206
Retail Consumer - Additional			3,890	4,322
Retail Business			17,457	17,552

Retail			44,140	45,080

UNE-P			4,300	6,497
Resale			638	349

Wholesale [1]			4,938	6,846

Coin [2]			335	430

Total Switched Access Lines (000)			49,413	52,356

Unbundled Loops (000)			1,695	1,537
Long Distance Lines in Service (000)			23,507	20,868
DSL Lines in Service (000)			6,921	5,104
Net DSL Line Additions (000)	425	425	1,817	1,589
Video Subscribers (000)			457	323
Net Video Subscriber Additions (000)	38	97	134	323
Cingular Wireless [3]
Wireless Voice Customers (000)			54,144	49,132
Net Customer Additions (000)	1,820	1,699	5,006	3,338
M&A Activity, Partitioned Customers and Other Adjs	32	21,761	6	21,767
POPs (000,000)			294	291

(1)  Wholesale lines at 12-31-05 include approximately 1.64 million UNE-P and resale lines that are being sold to AT&T Corp.
(2)  Coin includes both retail and wholesale access lines.
(3)  Amounts represent 100% results of Cingular Wireless.

Non-GAAP Financial Data

AT&T Inc.
Supplemental Consolidated Income Statements
Dollars in millions

Unaudited

Three Months Ended	Twelve Months Ended
12/31/05	12/31/04	% Chg	12/31/05	12/31/04	% Chg

Total Operating Revenues	$21,553	$17,240	25.0%	$77,426	$59,750	29.6%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	9,510	7,407	28.4%	32,708	24,529	33.3%

Selling, general and administrative	6,426	5,509	16.6%	22,508	17,154	31.2%

Depreciation and amortization	3,936	3,254	21.0%	14,218	10,643	33.6%

Total Operating Expenses	19,872	16,170	22.9%	69,434	52,326	32.7%

Operating Income	1,681	1,070	57.1%	7,992	7,424	7.7%

Interest Expense	634	531	19.4%	2,402	1,567	53.3%

Interest Income	34	35	-2.9%	118	148	-20.3%

Minority Interest	(108)	233	-	(316)	(146)	-

Equity in Net Income (Loss) of Affiliates	145	(97)	-	414	347	19.3%

Other Income (Expense) - Net	-	61	-	31	925	-96.6%

Income Before Income Taxes	1,118	771	45.0%	5,837	7,131	-18.1%

Income Tax (Benefit)	(537)	83	-	1,051	2,152	-51.2%

Income From Continuing Operations	1,655	688	-	4,786	4,979	-3.9%

Income From Discontinued Operations, net of tax	-	-	-	-	908	-

Net Income	$1,655	$688	-	$4,786	$5,887	-18.7%

As required by GAAP rules for joint ventures, AT&T reflects Cingular’s results in the Equity in Net Income of Affiliates line of its Consolidated Statements of Income rather than in revenues and expenses. To facilitate peer comparisons, and in recognition of AT&T’s majority economic ownership of the nation’s largest wireless provider and Cingular’s increased significance to AT&T’s overall operations, AT&T provides a supplemental consolidated income statement that includes full consolidation of Cingular’s operating results. This supplemental information also includes reconciliations to AT&T’s Consolidated Statements of Income on the following page.

Certain amounts in prior-period supplemental financial information have been reclassified to conform to the current period’s presentation.

Non-GAAP Financial Data Reconciliation
AT&T Inc.
Supplemental Consolidated Income Statements
For the Three Months Ended 12/31/05
Dollars in millions

Unaudited	Reported	Non-GAAP

			Consolidatin	g	Supplemental
	AT&T	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$12,966	$8,849	$(262)		$21,553

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	6,014	3,758	(262)		9,510

Selling, general and administrative	3,614	2,812	-		6,426

Depreciation and amortization	2,206	1,730	-		3,936

Total Operating Expenses	11,834	8,300	(262)		19,872

Operating Income	1,132	549	-		1,681

Interest Expense	405	292	(63)		634

Interest Income	92	5	(63)		34

Minority Interest	(1)	(7)	(100)		(108)

Equity in Net Income (Loss) of Affiliates	267	1	(123)		145

Other Income (Expense) - Net	4	(4)	-		-

Income Before Income Taxes	1,089	252	(223)		1,118

Income Tax (Benefit)	(566)	48	(19)		(537)

Net Income	$1,655	$204	$(204)		$1,655

For the Three Months Ended 12/31/04
Dollars in millions

Unaudited	Reported	Non-GAAP

			Consolidatin	g	Supplemental
	AT&T	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$10,287	$7,119	$(166)		$17,240

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,613	2,939	(145)		7,407

Selling, general and administrative	2,563	2,947	(1)		5,509

Depreciation and amortization	1,864	1,386	4		3,254

Total Operating Expenses	9,040	7,272	(142)		16,170

Operating Income	1,247	(153)	(24)		1,070

Interest Expense	318	303	(90)		531

Interest Income	116	9	(90)		35

Minority Interest	1	2	230		233

Equity in Net Income (Loss) of Affiliates	(298)	(114)	315		(97)

Other Income (Expense) - Net	59	2	-		61

Income Before Income Taxes	807	(557)	521		771

Income Tax (Benefit)	119	(62)	26		83

Net Income	$688	$(495)	$495		$688

Non-GAAP Financial Data Reconciliation
AT&T Inc.
Supplemental Consolidated Income Statements
For the Twelve Months Ended 12/31/05
Dollars in millions

Unaudited	Reported	Non-GAAP

			Consolidatin	g	Supplemental
	AT&T	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$43,862	$34,433	$(869)		$77,426

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	19,190	14,387	(869)		32,708

Selling, general and administrative	10,861	11,647	-		22,508

Depreciation and amortization	7,643	6,575	-		14,218

Total Operating Expenses	37,694	32,609	(869)		69,434

Operating Income	6,168	1,824	-		7,992

Interest Expense	1,456	1,260	(314)		2,402

Interest Income	383	49	(314)		118

Minority Interest	(2)	(102)	(212)		(316)

Equity in Net Income (Loss) of Affiliates	609	5	(200)		414

Other Income (Expense) - Net	16	15	-		31

Income Before Income Taxes	5,718	531	(412)		5,837

Income Tax (Benefit)	932	198	(79)		1,051

Net Income	$4,786	$333	$(333)		$4,786

For the Twelve Months Ended 12/31/04
Dollars in millions

Unaudited	Reported	Non-GAAP

Consolidatin	g	Supplemental
AT&T	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$40,787	$19,565	$(602)	$59,750

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	17,515	7,611	(597)	24,529

Selling, general and administrative	9,807	7,349	(2)	17,154

Depreciation and amortization	7,564	3,077	2	10,643

Total Operating Expenses	34,886	18,037	(597)	52,326

Operating Income	5,901	1,528	(5)	7,424

Interest Expense	1,023	900	(356)	1,567

Interest Income	492	12	(356)	148

Minority Interest	1	(86)	(61)	(146)

Equity in Net Income (Loss) of Affiliates	873	(415)	(111)	347

Other Income (Expense) - Net	921	4	-	925

Income Before Income Taxes	7,165	143	(177)	7,131

Income Tax (Benefit)	2,186	(58)	24	2,152

Income From Continuing Operations	4,979	201	(201)	4,979

Income From Discontinued Operations, net of tax	908	-	-	908

Net Income	$5,887	$201	$(201)	$5,887